UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  September 21, 2009  (September 16, 2009)

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50590	11-3516358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road
Suite 455
Rockville, MD 20850
(Address of principal executive offices) (Zip code)

(240) 268-5300
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

 Item 1.01.  Entry Into a Material Definitive Agreement.

As previously reported in a Current Report filed with the Securities and Exchange Commission on June 30, 2009, on June 26, 2009, Rexahn Pharmaceuticals, Inc., a Delaware corporation (“Rexahn”), entered into a Research and Exclusive License Option Agreement (the “Research Agreement”) and a related Securities Purchase Agreement (the “Purchase Agreement” and together with the Research Agreement, the “Agreements”) providing for the development of a compound known as RX-3117, which is a small molecule, new chemical entity or “NCE”, nucleoside compound that has an anti-metabolite mechanism of action, and has therapeutic potential in a broad range of cancers including colon, lung and pancreatic cancer. Because of the confidentiality provisions of the Agreements, the identity of the other party to the Agreements (and certain related information) was redacted from the copies of the Agreements filed as exhibits to the Original Form 8-K.

On September 16, 2009, Rexahn entered into Amendment No. 1 to the Purchase Agreement (“Amendment No. 1”) and consummated the initial stock purchase transaction contemplated thereby. Rexahn now is able to disclose that the other party to the Agreements is Teva Pharmaceutical Industries Limited, a limited liability company organized under the laws of Israel (“Teva”), and to file copies of the agreements from which the identity of such party (and certain related information) has not been redacted.

On September 21, 2009, pursuant to the Purchase Agreement, as amended, Rexahn sold to Teva 3,102,837 shares of its common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $1.128 per share, for total consideration of $3,500,000.

Pursuant to the Purchase Agreement, as amended, Teva has the option to purchase additional shares of Rexahn’s Common Stock. If Teva exercises such option, it will acquire additional shares of Common Stock having a value of $750,000 plus such additional amount equal to the amount, if any, then anticipated to be required to complete the development of RX-3117. The price for any such Common Stock purchased by Teva will equal 120% of the closing price of the Common Stock on the last trading day prior to the date of purchase; provided, that if the number of shares subject to purchase by Teva would exceed 7% of the total outstanding Common Stock upon the completion of such purchase, then the aggregate purchase price shall remain the same, but the number of shares subject to purchase will be reduced so as not to exceed such amount.

If after the closing of the second tranche the parties determine that additional funding is required to complete the development of RX-3117, then subject to the agreement of Rexahn and Teva, Teva will provide the additional funding required for such purpose, in consideration for which Rexahn will issue additional shares of its Common Stock. The price for any such Common Stock will equal 100% of the closing price of the Common Stock on the last trading day prior to the date of purchase; provided, that if the number of shares subject to purchase by Teva would exceed 7% of the total outstanding Common Stock upon the completion of the purchase, the aggregate purchase price shall remain the same, but the number of shares subject to purchase will be reduced so as not to exceed such amount.

A copy of the Research Agreement is filed as Exhibit 10.1 to this current report, the contents of which are incorporated herein by reference.

A copy of the Purchase Agreement is filed as Exhibit 10.2 to this current report, the contents of which are incorporated herein by reference.

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A copy of Amendment No. 1 is filed as Exhibit 10.3 to this current report, the contents of which are incorporated herein by reference.

A copy of the press release Rexahn issued with respect to the closing of the sale of Common Stock to Teva is furnished with this current report as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

As more fully described in response to Item 1.01 above, on September 21, 2009, pursuant to the Purchase Agreement, as amended, Rexahn sold to Teva 3,102,837 shares of its Common Stock at a purchase price of $1.128 per share, for total consideration of $3,500,000.  Such shares of Common Stock were issued, and any additional shares of Common Stock that may be issued to Teva pursuant to the Purchase Agreement as described in response to Item 1.01 above will be issued, pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof as a transaction to an accredited investor not involving a public offering.  Teva represented its intention to acquire the common stock for investment only and not with a view to or for sale in connection with any distribution thereof, and an appropriate legend will be affixed to the share certificates issued to Teva.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1*	Research and Exclusive License Option Agreement, dated as of June 26, 2009, by and between Rexahn Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Limited.

10.2	Securities Purchase Agreement, dated as of June 26, 2009, by and between Rexahn Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Limited.

10.3	Amendment No. 1 to Securities Purchase Agreement, dated as of September 16, 2009, by and between Rexahn Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Limited.

99.1	Press release dated September 21, 2009.

*
Rexahn Pharmaceuticals, Inc. has applied for confidential treatment of certain provisions of this exhibit with the SEC.  The confidential portions of this exhibit are marked by an asterisk and have been omitted and filed separately with the SEC pursuant to Rexahn’s request for confidential treatment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
(Registrant)

By:	/s/ Chang H. Ahn
Chang H. Ahn
Chairman and Chief Executive Officer

Date:       September 21, 2009

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EXHIBIT INDEX

Exhibit Number	Description

10.1*	Research and Exclusive License Option Agreement, dated as of June 26, 2009, by and between Rexahn Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Limited.

10.2	Securities Purchase Agreement, dated as of June 26, 2009, by and between Rexahn Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Limited.

10.3	Amendment No. 1 to Securities Purchase Agreement, dated as of September 16, 2009, by and between Rexahn Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Limited.

99.1	Press release dated September 21, 2009.

*
Rexahn Pharmaceuticals, Inc. has applied for confidential treatment of certain provisions of this exhibit with the SEC. The confidential portions of this exhibit are marked by an asterisk and have been omitted and filed separately with the SEC pursuant to Rexahn’s request for confidential treatment.